Exhibit 99.2

CBRE Third Quarter 2011 Earnings Conference Call October 27, 2011

Forward Looking Statements This presentation contains statements that are forward looking within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our future growth momentum, operations, financial performance, business outlook, ability to complete and integrate our announced acquisition of the ING REIM business in Europe, and ability to complete a new incremental senior secured sterling denominated term A-1 loan facility. These statements should be considered as estimates only and actual results may ultimately differ from these estimates. Except to the extent required by applicable securities laws, we undertake no obligation to update or publicly revise any of the forward-looking statements that you may hear today. Please refer to our third quarter earnings report, filed on Form 8-K, our current annual report on Form 10-K and our current quarterly report on Form 10-Q, in particular any discussion of risk factors or forward-looking statements, which are filed with the SEC and available at the SEC’s website (www.sec.gov), for a full discussion of the risks and other factors that may impact any estimates that you may hear today. We may make certain statements during the course of this presentation, which include references to “non-GAAP financial measures,” as defined by SEC regulations. As required by these regulations, we have provided reconciliations of these measures to what we believe are the most directly comparable GAAP measures, which are attached hereto within the appendix.

Conference Call Participants Brett White Chief Executive Officer Gil Borok Chief Financial Officer Nick Kormeluk Investor Relations

Business Overview Q3 Highlights: Commercial real estate recovery continued, evidenced by strong revenue growth in most service lines Total company revenue increased 21% to $1.5 billion with continued solid growth across all geographies Leasing and investment sales revenues remained strong with 19% and 23% increases, respectively Outsourcing revenue growth accelerated significantly with a 19% overall increase – double digit contribution by all geographies and another record number of contracts signed Investment management revenue showed a significant increase primarily driven by higher asset management fees, including contributions from CBRE Clarion Securities, and higher incentive fees Normalized EBITDA increased to $194.8 million from $175.5 million in Q3 2010 Q3 2011 normalized EBITDA in Global Investment Management included carried interest compensation expense of $7.4 million versus a benefit of $1.4 million in Q3 2010 Normalized EBITDA margin was 12.7% in Q3 2011 versus 13.9% in Q3 2010. This reduction was driven by: 60 bps from the carried interest compensation expense 60 bps from legal and insurance reserves of $8.6 million Revenue mix and increased staffing in EMEA

Q3 CBRE Wins MICHIGAN General Motors (GM) CBRE selected by GM to provide facilities management, leasing and project management for GM’s world headquarters, the 5.5M SF Renaissance Center complex in Detroit. One of the largest single asset outsourcing awards ever made. AUSTRALIA Commonwealth Property Office Fund CBRE negotiated the $384M sale of a landmark Sydney office tower on behalf of Commonwealth Property Office Fund. This was the largest Sydney office sale since 2009. The 42-level tower was acquired by Singapore based Memocorp. CALIFORNIA Stirling Capital Investments On behalf of landlord, Stirling Capital Investments, CBRE arranged a lease with United Furniture Industries for 505,192 SF at a Southern California Logistics Center. BELGIUM Solvay Group Global chemical company Solvay Group exclusively appointed CBRE to assist in disposing of its headquarters; approx. 538,000 SF in the center of Brussels. The team will provide analysis of the site’s development potential and organize its sale. NEW YORK St. Vincent’s Catholic Medical Center CBRE represented the seller, St. Vincent’s Catholic Medical Center, in the sale of its 590,660 SF hospital complex in Manhattan to The Rudin Family JV Global Holdings for $260M. CHINA Kerry Properties CBRE has been commissioned by Kerry Properties to act as sole leasing agent for Jing An Kerry Center in Shanghai. The development has total office gross floor area of 1.2M SF. UNITED STATES Prologis Targeted U.S. Logistics Fund, L.P. CBRE Capital Advisors advised Prologis Targeted U.S. Logistics Fund, L.P. on the acquisition of a $318M industrial portfolio. FRANCE AEW Europe and Curzon Capital Partners II Fund In the biggest off-market deal in the French logistics market this year, CBRE represented the seller in the sale of a $243M, 3.1M SF portfolio comprised of six prime assets located across France.

Q3 2011 Performance Overview Q3 2011 Q3 2010 Revenue1 $1,534.5 million $1,266.9 million Net Income2 GAAP $63.8 million Adjusted $77.7 million GAAP $57.0 million Adjusted $62.4 million EPS2,3 GAAP $0.20 Adjusted $0.24 GAAP $0.18 Adjusted $0.20 EBITDA4 $179.0 million $169.9 million Normalized EBITDA4,5 $194.8 million $175.5 million Normalized EBITDA Margin4,5 12.7% 13.9% Includes revenue from discontinued operations of $0.7 million for the three months ended September 30, 2010. Adjusted net income and adjusted EPS exclude amortization expense related to customer relationships resulting from the Trammell Crow Company (TCC) acquisition, integration and other costs related to acquisitions, the write-down of impaired assets and cost containment expenses. All EPS information is based upon diluted shares. Includes EBITDA from discontinued operations of $2.4 million for the three months ended September 30, 2010. Normalized EBITDA excludes integration and other costs related to acquisitions, the write-down of impaired assets and cost containment expenses. 1. 2. 3. 4. 5.

Revenue Breakdown 3rd Quarter 2011 Includes revenue from discontinued operations of $2.4 million for the nine months ended September 30, 2011, and $0.7 million and $1.7 million for the three and nine months ended September 30, 2010, respectively. ($ in millions) 2011 2010 1 % Change 2011 1 2010 1 % Change Property & Facilities Management 521.8 437.1 19 1,498.7 1,298.8 15 Leasing 493.3 414.8 19 1,318.1 1,129.5 17 Sales 254.5 207.8 23 640.4 483.4 32 Appraisal & Valuation 91.5 72.5 26 256.6 219.7 17 Investment Management 68.4 35.4 93 155.2 103.8 50 Commercial Mortgage Brokerage 66.9 50.5 32 156.0 106.2 47 Development Services 16.4 20.7 -21 47.9 55.7 -14 Other 21.7 28.1 -23 71.3 68.6 4 Total 1,534.5 1,266.9 21 4,144.2 3,465.7 20 Three months ended September 30, Nine months ended September 30, 1.

Outsourcing CAGR 14% 1. Represents combined data for CBRE and TCC; does not include joint ventures and affiliates 1 Q3 2011 Wins 20 new 17 renewals 12 expansions Q3 Highlights: 49 contracts signed in Q3 2011 – record number for third straight quarter All three geographic regions again had double digit revenue growth Continued strong pipeline Large global occupiers continue to pursue efficiency through outsourcing Healthcare and government verticals continue to expand Continued strong square footage accretion 1.2 1.3 1.4 1.6 1.9 2.2 2.6 2.9 2004 2005 2006 2007 2008 2009 2010 Q3 2011 Global Square Footage Managed (SF in billions)

US Market Statistics Source: CBRE Econometric Advisors (EA) Outlooks 3Q 2011 preliminary Starting in Q2 2011 retail has been expanded to include strip centers, neighborhood centers and community centers US Vacancy US Absorption Trends (in millions of square feet) 3Q10 2Q11 3Q11 4Q11 F 4Q12F 2009 2010 2011F 2012F 3Q10 3Q11 Office 16.7% 16.2% 16.2% 16.1% 15.7% -41.5 20.7 22.4 25.8 4.0 2.2 Industrial 14.5% 13.9% 13.7% 13.5% 12.6% -255.6 15.5 122.1 136.0 8.4 35.5 Retail 13.0% 13.2% 13.2% 13.2% 12.8% -30.8 -1.8 1.1 14.6 1.1 1.7 Cap Rates and Volumes Relatively Stable Cap Rate Growth 1 3Q10 2Q11 3Q11 4Q11 F Office Volume ($B) 10.3 15.0 14.4 Cap Rate 7.6% 7.3% 7.3% 0 to +20 bps Industrial Volume ($B) 4.2 6.1 5.8 Cap Rate 8.5% 7.9% 7.9% +10 to +20 bps Retail Volume ($B) 6.0 14.8 7.4 Cap Rate 7.7% 7.5% 7.6% 0 to +20 bps Source: RCA July 2011 1. CBRE EA estimates

Sales, Leasing and Outsourcing Revenue - Americas ($ in millions) Sales Leasing 49% 14% 42% 11% Outsourcing 13% 13% $1,056.5 $287.9 $320.1 $269.5 $401.4 YTD Third Quarter 2010 2011 $939.0 $116.4 $164.8 Third Quarter $318.8 $360.9 $755.6 $863.7

Sales, Leasing and Outsourcing Revenue – EMEA ($ in millions) Sales Leasing 5% (3%) 19% 33% Outsourcing 26% 48% $195.3 $245.7 $74.0 $98.5 $221.5 $264.5 $123.4 $129.5 YTD Third Quarter 2010 2011 $63.0 $93.2 Third Quarter $50.1 $48.8

Sales, Leasing and Outsourcing Revenue – Asia Pacific ($ in millions) 21% (1%) 25% 41% Sales Leasing Outsourcing 18% 21% $52.6 $74.2 $89.4 $108.6 YTD Third Quarter 2010 2011 $54.5 $65.9 $41.1 $40.9 Third Quarter $150.9 $188.5 $162.9 $191.5

Development Services Balance Sheet Participation $81.6 million co-invested in Development Services at quarter end. $16.7 million in recourse debt to CBRE and repayment guarantees. In Process figures include Long-Term Operating Assets (LTOA) of $1.4 billion for 3Q 11, $1.6 billion for 4Q 10, $1.4 billion for 4Q 09 and $0.4 billion for both 4Q 08 and 4Q 07. LTOA are projects that have achieved a stabilized level of occupancy or have been held 18-24 months following shell completion or acquisition. 1 Includes revenue from discontinued operations of $0.7 million for the three months ended September 30, 2010. Includes EBITDA from discontinued operations of $2.4 million for the three months ended September 30, 2010. 2.2 3.8 5.0 4.9 3.6 2.8 2.6 3.6 5.4 6.5 5.6 4.7 4.9 5.1 2.3 1.4 2.0 2.3 1.4 1.5 2.5 2.7 3.0 2.7 2.5 0.9 1.2 1.5 4Q98 4Q99 4Q00 4Q01 4Q02 4Q03 4Q04 4Q05 4Q06 4Q07 4Q08 4Q09 4Q10 3Q11 Projects In Process/Pipeline ($ in billions) In Process Pipeline ($ in millions) 9/30/2011 9/30/2010 Revenue 1 18.8 22.0 EBITDA 2 3.8 9.4 Add Back: Net Write-down of impaired assets 1.4 1.3 Normalized EBITDA 2 5.2 10.7 EBITDA Margin 2 28% 49% Quarter Ended

Global Investment Management ($ in billions) ($ in millions) CAGR 18% CAGR 19% Includes revenue from discontinued operations of $2.4 million for the nine months ended September 30, 2011. ING Clarion Real Estate Securities acquisition closed on July 1st ING REIM Asia acquisition closed on October 3rd ING REIM Europe acquisition closing remains on-track for Q4 2011 CBRE’s co-investments totaled $157.2 million at the end of Q3 2011 ($ in millions) ($ in millions) Annual Revenue 57.1 68.4 94.0 99.3 126.3 259.2 160.8 141.4 195.7 - - - 28.0 101.7 88.7 19.9 0.4 57.1 68.4 94.0 127.3 228.0 347.9 141.4 215.6 161.2 2002 2003 2004 2005 2006 2007 2008 2009 2010 Investment Management Carried Interest Asset Management Acquisition, Disposition & Incentive Rental Carried Interest 11.4 14.4 15.1 17.3 28.6 37.8 38.5 34.7 37.6 53.5 2002 2003 2004 2005 2006 2007 2008 2009 2010 Q3 2011 Assets Under Management

Global Investment Management Pro-forma Normalized EBITDA For the three months ended September 30, 2011, the Company recorded net carried interest incentive compensation expense of $7.4 million compared to a net reversal of $1.4 million in the comparable 2010 period, which were not associated with same period revenue. For the nine months ended September 30, 2011, the Company recorded net carried interest incentive compensation expense of $13.7 million, compared to a net reversal of $0.8 million in the comparable 2010 period, both of which were not associated with same period revenue. As of September 30, 2011, the Company maintained a cumulative remaining accrual of such compensation expense of approximately $33 million, which pertains to anticipated future carried interest revenue. Includes EBITDA from discontinued operations of $1.9 million for the nine months ended September 30, 2011. Calculation includes EBITDA and revenue from discontinued operations. ($ in millions) 2011 2010 2011 2010 EBITDA 1 6.1 16.7 14.6 22.5 Add Back: Integration and other costs related to acquisitions 9.4 - 21.7 - Write-down of investments 4.5 1.2 4.5 5.7 Cost containment expenses - - - 0.4 Normalized EBITDA 1 20.0 17.9 40.8 28.6 Net accrual (reversal) of incentive compensation expense related to carried interest revenue not in period 7.4 (1.4) 13.7 (0.8) Pro-forma Normalized EBITDA 1 27.4 16.5 54.5 27.8 Pro-forma Normalized EBITDA Margin 2 35% 33% 29% 20% Three Months Ended September 30, Nine Months Ended September 30,

Mandatory Amortization and Maturity Schedule $ millions $700.0 million revolver facility matures in May 2015. As of September 30, 2011 the outstanding revolver balance was $41.3 million. As of September 30, 2011 1 0.0 200.0 400.0 600.0 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Term Loan A Term Loan B Term Loan C Term Loan D Sr. Subordinated Notes Sr. Unsecured Notes Revolver

Capitalization

($ in millions)	As of 9/30/2011	12/31/2010	Variance
Cash[1]	451.9	480.5	(28.6)
Cash in Escrow[2]	335.0	-	335.0
Total cash	786.9	480.5	306.4
Revolving credit facility	41.3	17.5	23.8
Senior secured term loan A	315.0	341.3	(26.3)
Senior secured term loan B	297.0	299.2	(2.2)
Senior secured term loan C[2]	399.0	-	399.0
Senior secured term loan D	399.0	-	399.0
Senior subordinated notes[3]	438.7	437.7	1.0
Senior unsecured notes	350.0	350.0	-
Notes payable on real estate[4]	13.6	3.7	9.9
Other debt[5]	0.1	0.2	(0.1)
Total debt	2,253.7	1,449.6	804.1
Stockholders' equity	1,082.4	908.2	174.2
Total capitalization	3,336.1	2,357.8	978.3
Total net debt [6]	1,466.8	969.1	497.7

1. Excludes $210.7 million and $26.1 million of cash in consolidated funds and other entities, but not available for company use at September 30, 2011 and December 31, 2010, respectively.
2. $335 million of cash from the senior secured term loan C is held in escrow pending the closing of the ING REIM Europe acquisition in Q4 2011.
3. Net of original issue discount of $11.3 million and $12.3 million at September 30, 2011 and December 31, 2010, respectively.
4. Represents notes payable on real estate in Development Services that are recourse to the Company. Excludes non-recourse notes payable on real estate of $485.7 million and $623.8 million at September 30, 2011 and December 31, 2010, respectively.
5. Excludes $676.8 million and $453.8 million of aggregate non-recourse warehouse facilities at September 30, 2011 and December 31, 2010, respectively.
6. Total net debt is defined as Total debt less Cash and Cash in escrow.

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Business Outlook Early-stage cyclical recovery in commercial real estate continues despite sovereign debt challenges in Europe and economic uncertainty in the U.S. Outsourcing fundamentals remain very strong and we continue to expect solid double digit growth Investment sales are expected to continue growing as capital remains available and investors continue to search for yield Leasing growth rates should revert to historical norms as the economy stabilizes We remain focused on cost containment balanced with selective strategic recruiting We continue to expect full year 2011 earnings to be in the range of $0.95 to $1.05 per share

GAAP Reconciliation Tables

Reconciliation of Normalized EBITDA to EBITDA to Net Income Includes EBITDA related to discontinued operations of $2.4 million for the three months ended September 30, 2010. Includes interest expense related to discontinued operations of $0.4 million for the three months ended September 30, 2010. Includes provision for income taxes related to discontinued operations of $0.5 million for the three months ended September 30, 2010. Includes revenue related to discontinued operations of $0.7 million for the three months ended September 30, 2010. ($ in millions) 2011 2010 Normalized EBITDA 1 194.8 $ 175.5 $ Adjustments: Integration and other costs related to acquisitions 9.9 1.0 Write-down of impaired assets 5.9 2.4 Cost containment expenses - 2.2 EBITDA 1 179.0 169.9 Add: Interest income 2.5 1.4 Less: Depreciation and amortization 31.3 25.6 Interest expense 2 39.1 50.1 Provision for income taxes 3 47.3 38.6 Net income attributable to CBRE Group, Inc. 63.8 57.0 Revenue 4 1,534.5 $ 1,266.9 $ Normalized EBITDA Margin 1 12.7% 13.9% Three Months Ended September 30,

Reconciliation of Net Income to Net Income, As Adjusted ($ in millions, except for per share data) 2011 2010 Net income attributable to CBRE Group, Inc. 63.8 $ 57.0 $ Integration and other costs related to acquisitions, net of tax 8.4 0.6 Write-down of impaired assets, net of tax 3.5 1.5 Amortization expense related to TCC customer relationships acquired, net of tax 1.9 1.9 Cost containment expenses, net of tax - 1.4 Net income attributable to CBRE Group, Inc., as adjusted 77.6 $ 62.4 $ Diluted income per share attributable to CBRE Group, Inc., as adjusted 0.24 $ 0.20 $ Weighted average shares outstanding for diluted income per share 323,714,703 319,353,359 Three Months Ended September 30,